UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2014

CNL LIFESTYLE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51288	20-0183627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 28, 2014, CNL Lifestyle Properties, Inc. (the “Company”) sent correspondence to registered representatives notifying them of the Company’s engagement of CBRE Capital Advisors, Inc., an independent investment banking firm (“CBRE Cap”) to assist with a valuation of the Company and the estimation of the net asset value per share (“NAV”) of the Company’s common stock as of December 31, 2013. The correspondence details the Company’s plan for implementing a new share price for the Company’s Distribution Reinvestment Plan (“DRP”) and Redemption Plan in the event warranted by changes in the NAV. A copy of the correspondence is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 8.01	Other Events

Background

In July 2012, the Company’s board of directors (the “Board”) initiated a process for the Company to conduct a detailed financial analysis, with assistance from an independent valuation advisor, to estimate its NAV as of August 1, 2012. On August 9, 2012, the audit committee of the Board (the “Audit Committee”), comprised solely of independent directors, recommended to the Board, and the Board approved $7.31 as the estimated NAV of the Company’s common stock as of August 1, 2012. Additionally, the Board established a new DRP purchase price of $6.95 per share, which amount is equal to approximately 95% of the August 1, 2012 NAV.

Valuation as of December 31, 2013

At a meeting of the Audit Committee of the Board held on November 7, 2013, the Audit Committee discussed the purpose, timing and process for determining a new current value of the Company and estimating a NAV of the Company’s common stock as of December 31, 2013. On November 7, 2013, the Audit Committee and the Board approved the engagement of CBRE Cap to assist the Audit Committee in its estimation of the Company’s NAV as of December 31, 2013 in accordance with the requirements of the April 29, 2013 Practice Guideline of the Investment Program Association.

Upon the receipt, analysis and consideration of a valuation report from CBRE Cap, which report will include property level and aggregate valuation analyses of the Company and a range for the NAV of the Company’s common stock as of December 31, 2013, and based on such other factors as the Audit Committee deems appropriate, the Audit Committee expects to make a recommendation to the Board regarding, and the Board will establish, an estimated NAV as of December 31, 2013. The Company anticipates announcing the December 31, 2013 NAV and any change in the price of shares under the Company’s DRP and Redemption Plan on or around March 6, 2014. CBRE Cap is not responsible for the estimated value per share and will not participate in the determination of the Offering Price.

Pursuant to the terms of each of the DRP and Redemption Plan, the Board in its sole discretion may also approve amendments to the Company’s DRP or Redemption Plan. In the event of any amendment to the DRP or Redemption Plan such change will take effect 15 days after the announcement of such change in the Company’s annual or quarterly reports or the date of mailing of information regarding such change to shareholders. The Company will waive the requirement that shareholders provide the Company notice of a change in DRP election at least 30 days prior to the end of the calendar quarter; and shareholders who provide such notice between March 6 and March 25, 2014 will have any change in their DRP participation effective prior to the next issuance of DRP shares for the quarter ended March 31, 2014.

CBRE Group, Inc. (“CBRE”) is a Fortune 500 and S&P 500 company headquartered in Los Angeles, California and one of the world’s largest commercial real estate services and investment firms in terms of 2012 revenue. CBRE Cap, a FINRA registered broker-dealer and a subsidiary of CBRE, is an investment banking firm that specializes in providing real estate financial services. The Audit Committee elected to engage CBRE Cap on November 7, 2013 based on many factors including but not limited to (i) CBRE Cap’s and its affiliates’ substantial experience in the valuation of assets similar to those owned by the Company, and (ii) CBRE Cap’s experience in undertaking the valuation of securities in connection with public offerings, private placements, business combinations and similar transactions. For preparation of the valuation, the Company will pay CBRE Cap a customary fee for services of this nature, no part of which will be contingent relating to the provision of services, the estimated or any other specific findings.

In addition to the Company’s engagement of CBRE Cap in connection with the forthcoming valuation, during the past two years certain affiliates of the Company have engaged affiliates of CBRE primarily for valuation and various real estate related services including the engagement of CBRE Cap to serve as their third-party valuation advisor. The Company anticipates that affiliates of CBRE will continue to provide similar real estate related services to the Company and its affiliates in the future. In addition, the Company may in its discretion engage CBRE Cap to assist the Board in future determinations of the Company’s estimated NAV. The Company is not affiliated with CBRE, CBRE Cap or any of their affiliates. While the Company or other affiliates of the Company’s advisor have engaged and may engage in the future CBRE Cap or its affiliates for commercial real estate services of various kinds, the Company believes that there are no material conflicts of interest with respect to the Company’s engagement of CBRE Cap. In the ordinary course of its business, CBRE, its affiliates, directors and officers may structure and effect transactions for its own account or for the accounts of its customers in commercial real estate assets of the same kind and in the same markets as the Company’s assets.

The Board and the Company’s advisor believe that the addition of CBRE Cap as an industry third-party analyst enhances the Board’s ability to make important decisions impacting the Company’s shareholders.

Webinar

On March 10, 2014, at 1 p.m. Eastern Time, the Company will hold a webinar to discuss the results of its estimated net asset valuation as of December 31, 2013. Reference is made to the press release relating to the webinar, which is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Correspondence to registered representatives dated February 28, 2014.

99.2	Press Release dated February 28, 2014.

Caution Concerning Forward-Looking Statements

Statements above that are not statements of historical or current fact may constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbor created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share net asset value of the Company’s common stock, and/or other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s ability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

Important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements include, but are not limited to, government regulation, economic, strategic, political and social conditions, and the following: risks associated with the Company’s investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; risks of doing business internationally, including currency risks; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with debt covenants; failure to successfully manage growth or integrate acquired properties and operations; the Company’s inability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to property expansions and renovations; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a net asset per share basis; inaccuracies of the Company’s accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; material adverse actions or omissions by any joint venture partners; increases in operating costs and other expenses; uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding and/or potential litigation; risks associated with the Company’s tax structuring; failure to maintain the Company’s REIT qualification; and the Company’s inability to protect its intellectual property and the value of its brand. Given these uncertainties, the Company cautions you not to place undue reliance on such statements.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnllifestyleproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this cautionary note. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to, and expressly disclaims any obligation to, publicly release the results of any revisions to its forward-looking statements to reflect new information, changed assumptions, the occurrence of unanticipated subsequent events or circumstances, or changes to future operating results over time, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2014		CNL LIFESTYLE PROPERTIES, INC.
a Maryland Corporation

	By:	/s/ Joseph T. Johnson
Joseph T. Johnson
Chief Financial Officer, Senior Vice President and Treasurer